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                                                                  EXHIBIT 10.65

                             STOCK OPTION AGREEMENT

         STOCK OPTION AGREEMENT (this "Agreement"), dated as of February 16, 1996 (the "Date of Grant"), is made by and between COMMODORE ENVIRONMENTAL SERVICES, INC., a Delaware corporation having offices at 150 East 58th Street, Suite 3400, New York, New York 10155 (the "Company"), and PAUL E. HANNESSON, an individual residing at 2361 Golf Brook Drive, West Palm Beach, Florida 33414 (the "Optionee").

                              W I T N E S S E T H :

         WHEREAS, in consideration of services previously rendered, and in order to induce the Optionee to enter into an Employment Agreement with the Company's to-be-formed subsidiary Commodore Applied Technologies, Inc. ("CATI"), the Company has agreed to grant to the Optionee the option, subject to the terms and conditions of this Agreement, to purchase up to 500,000 shares of the common stock, $.01 par value per share, of the Company ("Common Stock");

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Optionee hereby agree as follows:

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                  1. THE OPTION.

                           (a) Subject to the terms and conditions of this
Agreement, the Company hereby grants to the Optionee the right and option (the "Option") to purchase from the Company up to an aggregate of 500,000 shares of Common Stock (the "Full Exercise Amount"). Subject to the limitations set forth in Section 2 of this Agreement, the Option will be exercisable at any time and from time to time during the period commencing on the first anniversary of the Date of Grant and terminating on the tenth anniversary of the Date of Grant (the "Exercise Period"), at the exercise price of Fifty-Three Cents ($0.53) per share, subject to adjustment as hereinbelow set forth (the "Option Exercise Price"). Subject to prior termination in accordance with Section 5 below, the option shall expire and all rights to purchase Common Stock pursuant thereto (to the extent not previously exercised) shall cease at 5:00 p.m., New York City time, on the last day of the Exercise Period (the "Expiration Date").

                           (b) The Option is designated a "Nonqualified Option,"
which term, as used herein, shall mean an option not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                  2. VESTING OF OPTION.

                           (a) Anything elsewhere contained in this Agreement to
the contrary notwithstanding, the Option may not be exercised

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unless, and then only to the extent that, it has vested in accordance with the provisions of this Section 2.

                           (b)      The Option shall vest, as to one-fifth of
the Full Exercise Amount, on each of the first, second, third, fourth and fifth anniversaries of the Date of Grant. That portion of the Full Exercise Amount which is vested at any time in accordance with this Section 2(b) is referred to in this Agreement as the "Vested Shares".

                           (c) No early termination of the Option pursuant to
Section 5 below shall serve to accelerate the vesting of any portion of the Option.

                  3. EXERCISE OF OPTION. In order to exercise the option (to the extent vested in accordance with Section 2 above and exercisable in accordance with Section 1(a) above and Section 5 below), the Optionee shall give written notice to the Company specifying the number of Vested Shares with respect to which the Option is being exercised, which notice shall be accompanied by payment in full of the Option Exercise Price for such Vested Shares (in each instance, an "Option Exercise"). Such payment shall be made by certified or bank check drawn on a bank which is a member of the Federal Reserve and payable to the order of the Company.

                  4. NON-TRANSFERABILITY. The Option shall not be transferable other than by will or the laws of descent and distribution, and may not be exercised by anyone other than the

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Optionee; provided, that if the Optionee dies or becomes incapacitated, the
Option may be exercised by the Optionee's estate, legal representative or beneficiary, as the case may be, subject to all other terms and conditions contained in this Agreement.

                  5. TERMINATION OF ASSOCIATION. The following shall apply in the event of the termination of the Optionee's employment with the Company, CATI, or any subsidiary of the Company or CATI (in any case, a "Termination"):

                           (a) In the event of Termination either (i) by the
Company, CATI, or any subsidiary thereof for "cause" (or any comparable term) or for any competitive business activity as provided in any employment agreement between the Optionee and the Company, CATI or any subsidiary thereof, or (in the absence of such an agreement) for fraud, dishonesty, habitual drunkenness or drug use, engaging or being interested in any competitive or similar business, or willful disregard of assigned duties by the Optionee, or (ii) by the Optionee voluntarily other than at the end of any applicable employment agreement and without the written consent of the Company, CATI or any subsidiary thereof (as the case may be), then the Option shall immediately terminate and not be exercisable.

                           (b) In the event of Termination by reason of the
Optionee's permanent retirement or under circumstances other than those specified in Section 5(a) above and for reasons other than the Optionee's death or disability, the Option shall terminate

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three (3) months after the date of such Termination or on the Expiration Date, whichever shall first occur; provided, however, that if the Optionee dies within such 3-month period, the time period set forth in Section 5(c) below shall apply.

                           (c) In the event of the death or disability of the
Optionee prior to or as the basis of Termination, the Option shall terminate on the first anniversary of the Optionee's death or disability, as the case may be, or on the Expiration Date, whichever shall first occur.

                           (d) The Optionee's transfer between the Company,
CATI and any of the subsidiaries thereof or between such subsidiaries shall not constitute a Termination, and the Board of Directors of the Company shall determine in each case whether an authorized leave of absence for military service or otherwise shall constitute a Termination for purposes hereof.

                  6. ADJUSTMENTS TO SHARES SUBJECT TO OPTION. The number of shares of Common Stock covered by the Option, the Option Exercise Price, and the type of securities subject to the Option, shall be proportionately and equitably adjusted from time to time for any increase or decrease in the number of outstanding shares of Common Stock, or any change in the type of Company securities held by the holders of outstanding Common Stock, resulting from a stock split or other subdivision respecting the Common Stock, any consolidation of shares of the Common Stock, any other capital adjustment of the shares of Common Stock, any exchange or

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conversion of the Common Stock for other securities, or the payment of a stock dividend upon the Common Stock.

                  7. NO RIGHTS AS STOCKHOLDER OR TO CONTINUED EMPLOYMENT. The Optionee shall not have any rights as a stockholder of the Company with respect to any shares covered by the Option prior to the date of issuance to the Optionee of the certificate or certificates for such shares, and neither this Agreement nor the Option shall be deemed to confer upon the Optionee any right to continued employment with the Company, CATI or any subsidiary thereof or interfere in any way with the right of the Company, CATI or the subsidiaries thereof to terminate the employment of the Optionee, subject to any applicable employment agreement.

                  8. ISSUANCE OF SHARES; RESTRICTIONS.

                           (a) Subject to the conditions and restrictions
provided in this Section 8, the Company shall, within twenty (20) business days after the Option has been duly exercised in whole or in part, deliver to the Optionee one or more certificates, registered in the name of the Optionee, for the number of Vested Shares with respect to which the Option has been exercised. The Company may legend any stock certificate issued hereunder to reflect any restrictions provided under applicable state securities or other laws as determined by counsel to the Company, as well as any other restrictions provided for in this Section 8.

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                           (b) All shares of Common Stock issued to the Optionee
pursuant to any Option Exercise shall bear a legend to the following effect:

         "The shares evidenced by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933 or applicable state securities laws, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until registered under the Securities Act of 1933 or applicable state securities laws, or unless, in the opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, such offer, sale, transfer, pledge or hypothecation is exempt from registration or is otherwise in compliance with such laws."

                           (c) Anything contained herein to the contrary
notwithstanding, the Company shall not be obligated to sell or issue any shares of Common Stock pursuant to any exercise of the Option unless and until the Company is satisfied that such sale or issuance complies with all applicable provisions of the Securities Act of 1933 and all other laws or regulations by which the Company is bound or to which the Company or such shares are subject (including all applicable state securities or other laws).

                  9. COMPLETE AGREEMENT; AMENDMENTS. This Agreement constitutes the complete understanding and agreement between the parties hereto, and no waiver, amendment or modification of any of the terms or provisions hereof shall be valid unless made pursuant to an instrument in writing signed by both parties. This Agreement supersedes and terminates any and all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

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                  10. SEVERABILITY. In the event that any provision of this
Agreement shall hereafter be declared to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall not affect any provisions of this Agreement or portions of such provisions not rendered invalid or unenforceable, which provisions or portions of such provisions shall continue in full force and effect.

                  11. SUCCESSORS AND ASSIGNS. All of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

                  12. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the choice of law principles thereunder.

                  13. NOTICES. All notices, offers, acceptances and communications to be made, served or given under or pursuant to this Agreement shall be in writing and shall be deemed given when personally delivered or when sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the party being notified at such party's address first set forth above. Any party may change the address to which notices or communications shall be sent by giving written notice to the other party of such

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changed address, provided that any such notice of change of address shall not be effective until received by the party being notified.

                  14. HEADINGS. The captions and Section headings in this Agreement are intended solely for ease of reference and shall be given no effect in the construction or interpretation of this Agreement.

                  15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       COMMODORE ENVIRONMENTAL SERVICES, INC.

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                          -------------------------------------
                                                     PAUL E. HANNESSON

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